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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): June 18, 1998





                            ITC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)





              MARYLAND                    0-13741                    52-1078263
    (State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
          of incorporation)                                    Identification Number)


                          13515 DULLES TECHNOLOGY DRIVE
                          HERNDON, VIRGINIA 20171-3413
                    (Address of principal executive offices)


         Registrant's telephone number, including area code: (703) 713-3335


                                      NONE
              (Former name and address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 18, 1998, ITC Learning Corporation (the "Registrant" or "ITC") entered into an agreement by which ITC purchased certain assets of iNEX Corporation ("iNEX") for cash and stock valued at $466,000. iNEX is an online training company that enables organizations to improve employee performance via the Internet and corporate intranets through interactive software and systems. In exchange for its investment, ITC acquired iNEX's technology-based delivery platforms, intellectual property rights, content, certain other assets and ten employees, consisting of management, technical and development personnel.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a) Exhibits

      99.1 Press Release of the Registrant dated June 23, 1998.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITC Learning Corporation
                                       (Registrant)



                                       By:/s/Christopher E. Mack
                                          ---------------------------------
                                          Christopher E. Mack
                                          Vice President, Treasurer
                                             and Chief Financial Officer



Date:  June 24, 1998



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                                    INDEX OF EXHIBITS


Exhibit No.  Exhibit Description

99.1         Press Release of the Registrant dated June 23, 1998.





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